                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                         _____________________________


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): October 18, 1994
                                                  ------------------------------


                           Merrill Lynch & Co., Inc.
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              (Exact Name of Registrant as Specified in Charter)




          Delaware              1-7182           13-2740599
      -----------------       -----------     ------------------
      (State or Other         (Commission     (I.R.S. Employer
      Jurisdiction of         File Number)    Identification No.)
      Incorporation)




World Financial Center, North Tower, New York, New York               10281-1332
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code: (212) 449-1000
                                                    ----------------------------

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      (Former Name or Former Address, if Changed Since Last Report.)

                                      -1-
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Item 5.  Other Events
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     Filed herewith is the Preliminary Unaudited Earnings Summary, as contained in a press release dated October 18, 1994, for Merrill Lynch & Co., Inc. ("ML & Co.") for the three- and nine-month periods ended September 30, 1994. The results of operations set forth therein for the three- and nine-month periods ended September 30, 1994 are unaudited. All adjustments, consisting only of normal recurring accruals, that are in the opinion of management necessary for a fair presentation of the results of operations for the period presented have been included. The nature of ML & Co.'s business is such that the results for any interim period are not necessarily indicative of the results for a full year.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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      (c) Exhibits.
          --------

          (99)    Additional Exhibits

                  (i) Preliminary Unaudited Earnings Summaries

                                      -2-
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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                      MERRILL LYNCH & CO., INC.
                                      ---------------------------
                                              (Registrant)



                                      By: /s/Joseph T. Willett
                                         --------------------------------------
                                          Joseph T. Willett
                                          Senior Vice President,
                                          Chief Financial Officer


Date:  October 18, 1994

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                                 EXHIBIT INDEX
                                 -------------



Exhibit No.      Description                                              Page
- -----------      -----------                                              ----

(99)           Additional Exhibits

               (i)  Preliminary Unaudited Earnings Summaries              5

                                      -4-